EXHIBIT 10.3
                              REVOLVING CREDIT NOTE

                                                     Boston, Massachusetts
$xx,xxx,xxx.xx                                       September 27, 1996

         FOR VALUE RECEIVED, the undersigned, Dollar Tree Distribution, Inc., a Virginia corporation with its principal executive offices at 2555 Ellsmere Avenue, Norfolk, Virginia (the "Borrower") absolutely and unconditionally promises to pay to the order of ____________________________________, a national banking association (the "Holder"), at the Agent's office, presently ___________ _______________________________, or at such other place as the Agent may designate, the following:

                  PRINCIPAL:  The principal amount of

                          __________________________ DOLLARS ($xx,xxx,xxx.xx)

         or if less, the outstanding principal balance of the Revolving Credit Loans advanced to the Borrower under the Loan Agreement (defined below).


                  INTEREST: Interest on the principal balance hereof from time to time outstanding, which interest shall be paid at the times and rates, and in the manner, provided in the Loan Agreement.

                  In all events and under all circumstances, the entire unpaid principal balance of the within Note and all accrued and unpaid interest thereon shall be due and payable on the Revolving Credit Maturity Date.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in that certain Amended and Restated Revolving Credit Agreement (herein, as amended from time to time hereafter, the "Loan Agreement") executed as of the date of this Note between the Borrower, DTS and DTM, and The First National Bank of Boston, NationsBank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, AmSouth Bank of Alabama and Union Bank of California, N.A. (together with any other institutions who may hereafter become parties to the Amended and Restated Revolving Credit Agreement, collectively, the "Lenders") and The First National Bank of Boston, as Agent.

         This Note is a Revolving Credit Note which has been executed and delivered in accordance with Section 2.3 of the Loan Agreement. Reference is made to the Loan Agreement for a description of the benefits to which the Holder and the Agent (and any successors or assigns thereof) are entitled on account hereof and for reference to the security, and other collateral interests which secure the Obligations.


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         The  within  Note may be  prepaid  in whole  and in part,  and shall be prepaid, all as provided in the Loan Agreement. In the event the Borrower fails to pay any instalment of principal and/or interest as and within applicable cure periods (if any) set forth in the Loan Agreement, or otherwise fails to repay this Note on its due date, the Borrower agrees to pay to the Agent on demand a late charge in an amount equal to five percent (5.0%) of the overdue payment.

         Upon the occurrence of any Event of Default, all of the Obligations, including, without limitation, the entire unpaid principal balance of the within Note and all accrued and unpaid interest hereon, may become or be declared due and payable as provided in the Loan Agreement.

         The undersigned and every endorser and guarantor of the within Note and/or said Obligations, waives presentment, demand, notice, protest and all other demands and notices in connection herewith; assents to any extension or postponement of the time of payment or any other indulgence with respect hereto and to any substitution, exchange, or release of collateral which secures the within Note; assents to the addition or release of any other party or person primarily or secondarily liable on account of the within Note and/or said Obligations; and agrees to pay all costs and expenses at any time incurred by the Holder or the Agent as set forth in the Loan Agreement.

         THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE HOLDER OR THE AGENT ON ACCOUNT OF OR IN RESPECT TO THE OBLIGATIONS, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE HOLDER OR THE AGENT IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE HOLDER OR AGENT OR IN WHICH THE HOLDER OR AGENT IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE HOLDER OR THE AGENT.

         This Note is delivered to the Holder at Boston, Massachusetts; shall take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts; and shall be governed and construed in accordance with the laws of said Commonwealth.

WITNESS:                                    DOLLAR TREE DISTRIBUTION, INC.


  /s/ Carolyn C. Lilla                        By: /s/ H. Ray Compton
---------------------------------              ---------------------------
Print Name                                  Name: H. Ray Compton
                                            Title: Executive Vice President


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